[GRAPHIC OMITTED]



                              PAPP STOCK FUND, INC.
                                 A No-Load Fund

                                  ANNUAL REPORT

                                December 31, 2002




                                                   Managed by:
                                                   L. Roy Papp & Associates, LLP
                                                   6225 North 24th Street
                                                   Suite 150
                                                   Phoenix, AZ  85016
                                                   (602)956-1115 Local
                                                   (800)421-4004
                                                   E-mail: invest@roypapp.com
                                                           -------------------
                                                   Web: http://www.roypapp.com
                                                        ----------------------

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP STOCK FUND, INC. AND THE STANDARD AND POOR'S 500
                      STOCK INDEX THROUGH DECEMBER 31, 2002


---------------------------------------------------------------
                 AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------------------
                       1 Year    5 Years  10 Years       Since
                                                      Inception
---------------------------------------------------------------
Papp Stock Fund, Inc.   -23.98%    -1.85%     6.99%      9.26%
---------------------------------------------------------------
Standard &Poor's 500    -22.10%    -0.59%     9.34%      9.87%
Stock Index
---------------------------------------------------------------


                    [Mountain Chart in thousands of dollars]

-------------------------------------------------------------------------------
        Year          Papp Stock Fund       Standard & Poor's 500 Stock Index
-------------------------------------------------------------------------------
      11/29/89               10                    10
----------------------------------------------------------------------
        1989                 10.399                10.316
----------------------------------------------------------------------
        1990                 10.669                 9.995
----------------------------------------------------------------------
        1991                 14.274                13.04
----------------------------------------------------------------------
        1992                 16.207                14.034
----------------------------------------------------------------------
        1993                 16.474                15.449
----------------------------------------------------------------------
        1994                 16.233                15.653
----------------------------------------------------------------------
        1995                 21.578                21.537
----------------------------------------------------------------------
        1996                 26.276                26.482
----------------------------------------------------------------------
        1997                 34.978                35.316
----------------------------------------------------------------------
        1998                 44.419                45.409
----------------------------------------------------------------------
        1999                 51.077                54.963
----------------------------------------------------------------------
        2000                 48.003                49.956
----------------------------------------------------------------------
        2001                 41.911                44.016
----------------------------------------------------------------------
        2002                 31.861                34.289
-------------------------------------------------------------------------------


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE


The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. The line graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Standard & Poor's 500 Stock Index is an unmanaged, market-weighted index that includes the stocks of 500 of the largest U.S. companies. The values shown include reinvested dividends.

                              PAPP STOCK FUND, INC.

Dear Fellow Shareholder:

While our long-term performance continues to be quite satisfactory (see the chart on the opposite page), the year 2002 was a disappointment with one problem after another surfacing. For the year our Fund was down 23.98% compared with a decline of 22.10% for the Standard & Poor's 500 Stock Index. Since inception in 1989 we were up 218.61% while the S&P 500 was up 242.92%.

Although a few of our companies did reasonably well during the downturn, a number of others, especially those in electronic technology, advertising, and consumer goods experienced a dismal year. We have not lost faith in these companies because they do represent the future growth of our nation in both national and international terms. Accordingly, we will continue to invest in them and will not be panicked by short-term price fluctuations in their shares.

Given our basic premise of buying and holding good quality stocks that offer the probability of long-term growth, the past year has been difficult for even the long-term investor who continues to be very nervous about world conditions in general and the status of our economy in particular. Even though the events of 9/11 have not as yet been repeated, the terrorist threat continues to occupy the attention of many of our officials who have spent an enormous amount of time focusing on the problem. Financial scandals, such as those at Enron, Global Crossing, and World Com have badly shaken the investment community's faith in our business leadership. While we believe these scandals represent only a tiny minority of business, most of which is managed by people with good ethical standards, its effects continue to dampen investor morale. Add to this, the perception of insider trading (Martha Stewart) and a fragile international situation, including the possibility of war with Iraq and the recent problem with North Korea, and one can understand that investors are justifiably concerned about the long-term outlook.

Our Stock Fund was initially organized in 1989 and we have designed it to represent the common stock portion of an investment program. It is not designed to achieve rapid growth with attendant substantial risk. Over the longer-term this philosophy has worked well. From 1995 through 1999, respectively, we were +32.9%, +21.8%, +33.1%, +27.0%, and +15.0%. Of course, we have given up a portion of those profits over the past three years but this does not mean that the fundamental growth in our economy has ended.

Indeed, many felt that common stocks were finished after the 1973-74 collapse, but they did recover and went on to new heights. We believe that a well-diversified common stock portfolio, consisting of good quality growth companies, is an absolute necessity for those looking towards the long-term. This is of course what you pay us to do, and our partners and employees, all of whom own shares of this Fund either personally or through our Firm's 401(K) plan, have a continuing interest in its prosperity.

                                              Best regards,
                                              /s/ L. Roy Papp
                                              L. Roy Papp, Chairman
                                              February 3, 2003


                              PAPP STOCK FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002
                                                                                    Number                Fair
                             Common Stocks                                         of Shares              Value
--------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES (18.6%)
General Electric Company
   (Diversified financial and industrial company)                                 104,000              $ 2,532,400
Northern Trust Corporation
   (Bank specializing in trust services)                                           51,500                1,805,075
State Street Corporation
   (Provider of U.S. and global securities custodial services)                    140,000                5,460,000
                                                                                                       -------------
                                                                                                         9,797,475
                                                                                                       -------------
MEDICAL PRODUCTS (11.7%)
Medtronic, Inc.
   (Manufacturer of implantable biomedical devices)                               135,000                6,156,000
                                                                                                       -------------
SPECIALTY RETAILING (11.3%)
Walgreen Company
   (Retail drug store chain)                                                      74,500                 2,174,655
Wal-Mart Stores, Inc.
   (Discount retailer)                                                            75,000                 3,788,250
                                                                                                       -------------
                                                                                                         5,962,905
                                                                                                       -------------
PHARMACEUTICAL (10.5%)
Merck & Company, Inc.
   (Prescription pharmaceuticals)                                                 86,000                 4,868,460
Wyeth
   (Prescription pharmaceuticals)                                                 17,500                   654,500
                                                                                                        -------------
                                                                                                         5,522,960
                                                                                                        -------------
SOFTWARE (10.3%)
Microsoft Corporation*
   (Personal computer software)                                                  105,000                 5,428,500
                                                                                                        -------------
INDUSTRIAL SERVICES (7.4%)
G&K Services Inc., Class A
   (Uniform rental service)                                                       16,000                   566,416
Interpublic Group of Companies, Inc.
   (Worldwide advertising agencies)                                              115,000                 1,619,200
Omnicom Group, Inc.
   (Worldwide advertising agencies)                                               26,000                 1,679,600
                                                                                                        -------------
                                                                                                         3,865,216
                                                                                                        -------------
SEMICONDUCTORS & EQUIPMENT (7.2%)
Applied Materials, Inc.*
   (Developer, manufacturer, and marketer
   of semiconductor manufacturing systems)                                        56,600                   737,498
                                                                                                        -------------



The description provided in parentheses of the investment is unaudited.
   *Non-income producing security
        The accompanying notes are an integral part of this financial statement.



                              PAPP STOCK FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002



                                                                                    Number                  Fair
                       Common Stocks (continued)                                   of Shares               Value
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & EQUIPMENT (7.2%) CONTINUED
Intel Corporation
   (Manufacturer of microprocessors, microcontrollers, and memory chips)           150,000             $2,335,500
Linear Technology Corporation
   (Designer of high performance analog semiconductors)                             27,700                712,444
                                                                                                       -------------
                                                                                                        3,785,442
                                                                                                       -------------
INVESTMENT MANAGEMENT (6.7%)
T. Rowe Price Associates, Inc.
   (No-load mutual fund company)                                                   128,000              3,491,840
                                                                                                       -------------
CONSUMER PRODUCTS (6.1%)
Clorox Company
   (Manufacturer of bleach and other consumer products)                             77,000              3,176,250
                                                                                                       -------------
FINANCIAL PROCESSING (6.0%)
Automatic Data Processing, Inc.
   (Provider of computing and data processing services)                             27,500              1,079,375
First Data Corporation
   (Provider of credit card processing and money transfer services)                 58,000              2,053,780
                                                                                                       -------------
                                                                                                        3,133,155
                                                                                                       -------------
COMPUTER EQUIPMENT (1.4%)
Hewlett-Packard Company
   (Manufacturer of printers, computers, and supplies)                              44,000                763,840
                                                                                                       -------------
RESTAURANTS (0.9%)
McDonald's Corporation
   (Fast food restaurants and franchising)                                          28,000                450,240
                                                                                                       -------------
TRANSPORTATION & SHIPPING (0.7%)
United Parcel Service
   (Provider of package delivery and logistics services)                             5,500                346,940
                                                                                                       -------------
ELECTRONIC EQUIPMENT (0.4%)
Molex, Inc.
   (Supplier of interconnection products)                                           10,000                198,900
                                                                                                       -------------

TOTAL COMMON STOCKS - 99.2%  (COST $25,415,693)                                                         52,079,663
CASH AND OTHER ASSETS - 0.8%                                                                               448,563
                                                                                                       -------------
NET ASSETS - 100%                                                                                     $ 52,528,226
                                                                                                        -------------


The description provided in parentheses of the investment is unaudited.
     The accompanying notes are an integral part of this financial statement.


                              PAPP STOCK FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2002

                                     ASSETS
Investment in securities, at fair value (cost $25,415,693) (Note 1)                                       $ 52,079,663
Cash                                                                                                           165,054
Dividends and interest receivable                                                                              128,607
Receivable for investment securities sold                                                                      154,902
                                                                                                         -------------
            Total assets                                                                                    52,528,226


                                   LIABILITIES
Liabilities                                                                                                          -
                                                                                                         -------------
            Net assets                                                                                    $ 52,528,226
                                                                                                         -------------

                         NET ASSETS
Paid-in capital                                                                                           $ 25,980,055
Accumulated undistributed net realized loss on investments sold                                               (115,799)
Net unrealized appreciation on investments                                                                  26,663,970
                                                                                                         -------------
            Net assets applicable to Fund shares outstanding                                              $ 52,528,226
                                                                                                         -------------


Fund shares outstanding                                                                                      2,201,027
                                                                                                         -------------

Net Asset Value Per Share                                                                                      $ 23.87
                                                                                                         -------------
   (Based on 2,201,027 shares outstanding at December 31, 2002)

    The accompanying notes are an integral part of this financial statement.


                              PAPP STOCK FUND, INC.
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
INVESTMENT INCOME:
   Dividends                                                                                                   $ 694,491
   Interest                                                                                                        4,723
   Foreign taxes withheld                                                                                           (355)
                                                                                                              -----------
          Total investment income                                                                                698,859
                                                                                                              -----------
EXPENSES:

   Management fee (Note 3)                                                                                       638,771
   Filing fees                                                                                                    25,924
   Auditing fees                                                                                                  18,456
   Legal fees                                                                                                      8,766
   Printing and postage fees                                                                                       8,493
   Transfer agent fees (Note 3)                                                                                    8,301
   Custodial fees                                                                                                  7,297
   Directors' attendance fees                                                                                      6,400
   Other fees                                                                                                      2,200
                                                                                                              -----------


          Total expenses                                                                                         724,608
                                                                                                              -----------

     Net investment loss                                                                                         (25,749)
                                                                                                              -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Proceeds from sales of securities                                                                           7,469,842
   Cost of securities sold                                                                                     7,585,641
                                                                                                              -----------
          Net realized loss on investments sold                                                                 (115,799)
                                                                                                              -----------

   Net change in unrealized appreciation on investments                                                      (17,345,367)
                                                                                                              -----------

   Net realized and unrealized loss on investments                                                           (17,461,166)
                                                                                                              -----------


DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                           $ (17,486,915)
                                                                                                              -----------

    The accompanying notes are an integral part of this financial statement.


                              PAPP STOCK FUND, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001
                                                                                          2002                     2001
                                                                                    ---------------          ---------------
FROM OPERATIONS:
   Net investment loss                                                                  $ (25,749)              $ (154,682)
   Net realized (loss)/gain on investments sold                                          (115,799)               2,510,931
   Net change in unrealized appreciation on investments                               (17,345,367)             (14,967,638)
                                                                                    ---------------          ---------------
         Decrease in net assets resulting from operations                             (17,486,915)             (12,611,389)
                                                                                    ---------------          ---------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net realized gain on investment securities sold                                              -              (2,509,326)
                                                                                    ---------------          ---------------
         Decrease in net assets resulting from
           distributions to shareholders                                                        -               (2,509,326)
                                                                                    ---------------          ---------------


FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                                         2,532,841                3,859,164
   Net asset value of shares issued to shareholders in
        reinvestment of net realized gain on investment securities sold                         -                2,247,512
   Payments for redemption of shares                                                   (7,732,984)             (14,243,186)
                                                                                    ---------------          ---------------
        Decrease in net assets resulting
           from shareholder transactions                                               (5,200,143)              (8,136,510)
                                                                                    ---------------          ---------------

Total decrease in net assets                                                          (22,687,058)             (23,257,225)



Net assets at beginning of the year                                                    75,215,284               98,472,509
                                                                                    ---------------          ---------------

Net assets at end of the year                                                        $ 52,528,226             $ 75,215,284
                                                                                    ---------------          ---------------

   The accompanying notes are an integral part of these financial statements.

                              PAPP STOCK FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002

(1)       SIGNIFICANT ACCOUNTING POLICIES:

Papp Stock Fund, Inc., (the Fund) was incorporated on September 15, 1989, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on November 29, 1989. The Fund invests for the long-term in high quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices which, in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

         NET ASSET VALUE, ORDERS, AND REDEMPTIONS

The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order. The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Standard time, on any day on which that Exchange is open for trading.

         USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for Federal income taxes is required.

At December 31, 2002, the capital loss carry forward for U.S. Federal income tax purposes is $115,799. This amount was incurred during 2002 and, as such, will expire December 31, 2010. The Fund may offset future capital gains with this capital loss carry forward.

During the year ended December 31, 2002, the Fund's accumulated net investment losses that are not available deductions for tax purposes of $1,269,994 were reclassified to paid in capital.

(2)      DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

During the year ended December 31, 2002, the Fund designated as a capital gain distribution a portion of earnings and profits.

On June 27, 2001, a distribution was declared from net realized long-term capital gains of approximately $1.00 a share aggregating $2,509,326. The distribution was paid on July 6, 2001, to shareholders of record July 2, 2001.

There were no significant differences between the book basis and tax basis of distributions for the year ended December 31, 2002.

(3)      TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates, LLP (the Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. The Fund incurred fees of $8,301 in 2002 from the Manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $800 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)      PURCHASES AND SALES OF SECURITIES:

For the year ended December 31, 2002, purchase and sale transactions excluding short-term investments, were $2,251,667 and $7,469,842, respectively.

(5)      CAPITAL SHARE TRANSACTIONS:

At December 31, 2002, there were 25,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:



                                     Proceeds                 Shares
                                --------------------    --------------------
Year ended December 31, 2002
Shares issued                           $ 2,532,841                  89,993
Shares redeemed                          (7,732,984)               (284,566)
                                --------------------    --------------------
                                --------------------    --------------------
Net decrease                           $ (5,200,143)               (194,573)
                                ====================    ====================

Year ended December 31, 2001
Shares issued                           $ 3,859,164                 118,934
Distributions reinvested                  2,247,512                  70,455
Shares redeemed                         (14,243,186)               (448,401)
                                --------------------    --------------------
                                --------------------    --------------------
Net decrease                           $ (8,136,510)               (259,012)
                                ====================    ====================


(6)      UNREALIZED APPRECIATION:

The U.S. Federal income tax basis of the Fund's investments at December 31, 2002, was $25,415,693, and net unrealized appreciation for U.S. Federal income tax purposes was $26,663,970, with gross unrealized gains on investments in which fair value exceeded cost totaled $27,048,853 and gross unrealized losses on investments in which cost exceeded fair value totaled $384,883.

(7)     SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the years indicated, divided by the average number of shares outstanding during the years. The ratios are calculated using the revenues and expenses for the years, divided by the average of the daily net assets of the Fund.

                                                  Year Ended December 31,

                                                 2002                2001              2000               1999             1998
                                            --------------      --------------      -----------      --------------     -----------
Net asset value, beginning of year              $ 31.40            $ 37.09            $ 42.20           $ 37.36          $ 29.78
Income from operations:
   Net investment loss                            (0.06)             (0.11)             (0.13)            (0.15)           (0.09)
   Net realized and unrealized
     (loss)/gain on investments                   (7.47)             (4.58)             (2.22)             5.75             8.13
                                            --------------      --------------     --------------    --------------     -----------
         Total from operations                    (7.53)             (4.69)             (2.35)             5.60             8.04


Less distributions from:
   Net realized gains                                 -              (1.00)             (2.76)            (0.76)           (0.46)
                                            --------------      --------------     --------------    --------------     ------------

         Total distributions                                         (1.00)             (2.76)            (0.76)           (0.46)
                                            --------------      --------------     --------------    --------------     ------------

Net asset value, end of year                    $ 23.87            $ 31.40            $ 37.09           $ 42.20          $ 37.36
                                            --------------      --------------     --------------    --------------     ------------
         Total return                           -23.98%            -12.69%             -6.02%            14.99%           26.99%
                                            --------------      --------------     --------------    --------------     ------------

Ratios/Supplemental Data:
   Net assets, end of year                 $ 52,528,226       $ 75,215,284       $ 98,472,509     $ 105,101,464     $ 98,608,333
   Expenses to average net assets                 1.14%              1.11%              1.09%             1.09%            1.10%
   Investment income to
      average net assets                          1.10%              0.91%              0.71%             0.71%            0.82%
   Portfolio turnover rate                        3.55%              4.92%             13.33%             6.60%            9.74%

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Papp Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp Stock Fund, Inc. (the "Fund"), including the schedule of portfolio investments, as of December 31, 2002, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2001 and the financial highlights for each of the four years in the period ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated January 17, 2002.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Stock Fund, Inc. as of December 31, 2002, the results of its operations, changes in net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/  Deloitte & Touche LLP

Phoenix, Arizona

January 21, 2003

                      THE FOLLOWING REPORT IS A COPY OF THE
                      PREVIOUSLY ISSUED ARTHUR ANDERSEN LLP
                       REPORT AND HAS NOT BEEN REISSUED BY
                              ARTHUR ANDERSEN LLP.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of Papp Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Papp Stock Fund, Inc., (the Fund) including the schedule of portfolio investments, as of December 31, 2001, and the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Papp Stock Fund, Inc. as of December 31, 2001, the results of its operations and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Arthur Andersen LLP
Los Angeles, California
January 17, 2002

                              FACTS ABOUT THE FUND

INVESTMENT OBJECTIVE - The Fund, which commenced operations on November 29, 1989, invests for the long-term in good quality common stocks. For the most part, the companies in which the Fund invests occupy a dominant position in their industry and are purchased at prices, which in the opinion of the Fund's management, do not reflect their superior long-term growth of earnings and dividends. Once purchased, the shares of these companies are ordinarily retained so long as management believes that the prospects for appreciation continue to be favorable and that the securities are not greatly overvalued in the marketplace.

THE INVESTMENT ADVISER - The Fund's assets are managed by L. Roy Papp & Associates, LLP, the largest investment counseling firm in Arizona, with over $613 million in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent limited liability partnership. Of its 12 partners, 8 hold the Chartered Financial Analyst (CFA) designation.

EXPERIENCED MANAGEMENT - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, LLP, has over 46 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, LLP, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, LLP, has over 24 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"PURE" NO-LOAD - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1%, which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

SUITABILITY - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

Management of the Fund
-----------------------

         The Board of Directors has overall responsibility for the conduct of the Fund's affairs. Directors hold office until the next meeting of shareholders called for the election of directors and until their successors are elected and qualified. The Fund is not required to hold meetings of shareholders. The Fund will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. Shareholders may remove a director, with or without cause, by the vote of a majority of all the votes entitled to be cast for the election of directors.

         The names of the directors and officers of the Fund, the date each was first elected or appointed to office, their principal business occupations during the last five years, the number of portfolios each oversees and other directorships they hold, are shown below.


                                                                                              NUMBER OF
                                   DATE FIRST ELECTED                                    PORTFOLIOS IN FUND
   NAME, POSITION(S) AND AGE AT     OR APPOINTED TO     PRINCIPAL OCCUPATION(S) DURING   COMPLEX OVERSEEN BY      OTHER
   -----------------------------    ----------------    -------------------------------  --------------------     -----
          JANUARY 1, 2003                OFFICE                 PAST FIVE YEARS                DIRECTOR        DIRECTORSHIPS
          ---------------                ------                 ---------------                --------        -------------
OFFICERS OF THE FUND:

Victoria S. Cavallero, CFA [44]           1990        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP.

George D. Clark, Jr., CFA [63]            1990        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP.

Jeffrey N. Edwards, CFA [44]              1990        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP.

Julie A. Hein, [40]                       1991        Partner, L. Roy Papp &                     NA                 NA
Vice President and                                    Associates, LLP.
Assistant Treasurer

Jane E. Couperus, CFA [33]                2001        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP since 2001;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since 1997.


John L. Stull, CFA [38]                   2001        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP since 2001;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      1997 and Financial Analyst,
                                                      Finova Capital Group.

Russell A. Biehl, [39]                    2001        Partner, L. Roy Papp &                     NA                 NA
Vice President                                        Associates, LLP since 2001;
                                                      prior thereto, Associate, L. Roy
                                                      Papp & Associates, LLP since
                                                      1998 and Portfolio Manager,
                                                      Harris Trust Bank.



                                       16



                                                                                              NUMBER OF
                                   DATE FIRST ELECTED                                    PORTFOLIOS IN FUND
   NAME, POSITION(S) AND AGE AT     OR APPOINTED TO     PRINCIPAL OCCUPATION(S) DURING   COMPLEX OVERSEEN BY      OTHER
   -----------------------------    ----------------    -------------------------------  --------------------     -----
          JANUARY 1, 2003                OFFICE                 PAST FIVE YEARS                DIRECTOR        DIRECTORSHIPS
          ---------------                ------                 ---------------                --------        -------------
DIRECTORS WHO ARE INTERESTED PERSONS OF THE FUND:

L. Roy Papp,* [75]                        1989        Partner, L. Roy Papp &                    Five              None
Chairman and Director                                 Associates, LLP.

Harry A. Papp, CFA*+  [48]                1989        Partner, L. Roy Papp &                    Five              None
President and Director                                Associates, LLP.

Robert L. Mueller,* [74]                  1989        Partner, L. Roy Papp &                    Five              None
Vice President, Secretary and                         Associates, LLP.
Director

Rosellen C. Papp, CFA *+ [48]             1989        Partner, L. Roy Papp &                    Five              None
Vice President, Treasurer and                         Associates, LLP.
Director

Bruce C. Williams, CFA * [49]             1989        Partner, L. Roy Papp &                    Five              None
Vice President and Director                           Associates, LLP.

DIRECTORS WHO ARE NOT INTERESTED PERSONS OF THE FUND:

James K. Ballinger, [51]                  1989        Director, Phoenix Art Museum              Five              None
Director

Amy S. Clague, [68]                       1989        Private investor since 2000;              Five              None
Director                                              prior thereto, Partner, Boyd and
                                                      Clague, bookkeeping services.




--------
* Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller and Bruce C. Williams and Ms. Rosellen C. Papp are "interested persons" of the Fund, as defined in the Investment Company Act of 1940, because they are Partners of the Adviser.

+ Harry A. Papp is the son of L. Roy Papp and Rosellen C. Papp is the daughter-in-law of L. Roy Papp.
---------

     The address of Messrs. L. Roy Papp, Harry A. Papp, Robert L. Mueller and Bruce C. Williams and Ms. Rosellen C. Papp and each of the officers, is 6225 North 24th Street, Suite 150, Phoenix, Arizona 85016; the address of Mr. Ballinger is 322 W. Holly Street, Phoenix, Arizona 85003; the address of Mrs. Clague is 326 East Kaler Drive, Phoenix, Arizona 85020.

     The Statement of Additional Information includes additional information about the directors and officers. You may obtain a free copy of the Statement of Additional Information by calling toll-free (800) 421-4004.

     This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.


                                       17